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                                                                   EXHIBIT 10.11

                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

                  This Amended and Restated Shareholders' Agreement ("Agreement"), dated as of October 1, 1998, by and among Bionix, B.V., a Netherlands corporation (the "Dutch Company"), and each of the shareholders of the Dutch Company identified on the signature page hereof (the "Shareholders"),

                           W I T N E S S E T H  T H A T

                  WHEREAS, the Dutch Company is incorporated under the laws of the Netherlands;

                  WHEREAS, certain of the shareholders of the Dutch Company are residents of Finland (the "Finnish Shareholders") and certain of the shareholders of the Dutch Company are residents of the United States (the "U.S. Shareholders", and, collectively with the Finnish Shareholders, the "Shareholders");

                  WHEREAS, the Dutch Company initially issued to the Finnish Shareholders, in the aggregate, 390,000 shares of the Class A common stock of the Dutch Company (the "Old Class A Shares");

                  WHEREAS, the Dutch Company initially issued to the U.S. Shareholders, in the aggregate, 120,000 shares of the Class B common stock of the Dutch Company (the "Old Class B Shares);

                  WHEREAS, the principal asset of the Dutch Company is 2,684,211 shares of the Common Stock of Bionx Implants, Inc., a Delaware corporation (the "Company"), such shares being hereinafter referred to as the "Bionx Implants Shares";

                  WHEREAS, the parties hereto (excluding Auvo Antero Juhani Kaikkonen) previously entered into a shareholders' agreement, dated as of September 5, 1996, which established certain provisions regarding (i) the Shareholders' rights to obtain distributions of Bionx Implants Shares owned by the Dutch Company, (ii) certain restrictions on the transfer of the Old Class A Shares and the Old Class B Shares and (iii) certain voting matters (the "Prior Contract");

                  WHEREAS, the Articles of Association of the Dutch Company have been amended to provide that each Old Class A Share and each Old Class B Share is entitled to one vote with respect to each matter submitted for a vote of the shareholders of the Dutch Company;

                  WHEREAS, the Articles of Association of the Dutch Company have also been amended (the "Most Recent Amendment") to provide that (a) the 6,620 Old Class B Shares owned by David W. Anderson have been converted into 6,620 Class C Shares of the Dutch Company (the "Class C Shares"), (b) the 9,640 Old Class B Shares owned by Bershad Investment Group, LP have been converted into 9,640 Class B Shares of the Dutch Company
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(the "Class B Shares"), (c) the 6,589 Old Class B shares owned by BTAR
Associates L.P. have been converted into 6,589 Class D Shares of the Dutch Company (the "Class D Shares"), (d) the 5,111 Old Class B Shares owned by David
H. MacCallum have been converted into 5,111 Class E Shares of the Dutch Company (the "Class E Shares"), (e) the 92,040 Old Class B Shares owned by TDW Associates, L.P. have been converted into 92,040 Class A Shares of the Dutch Company (the "Class A Shares"), (f) the 1,452 Old Class A Shares owned by Ole Bostman have been converted into 1,452 Class F Shares of the Dutch Company (the "Class F Shares"), (g) the 1,030 Old Class A Shares owned by E. Antero Makela have been converted into 1,030 Class G Shares of the Dutch Company (the "Class G Shares"), (h) the 1,077 Old Class A Shares owned by Naj Vet, Ltd. have been converted into 1,077 Class H Shares of the Dutch Company (the "Class H Shares"),
(i) the 4,777 Old Class A Shares owned by Novator have been converted into 4,777 Class I Shares of the Dutch Company (the "Class I Shares"), (k) the 937 Old Class A Shares owned by Ortho Sci Ltd. have been converted into 937 Class J Shares of the Dutch Company (the "Class J Shares"), (l) the 937 Old Class A Shares owned by Esa Partio have been converted into 937 Class K Shares of the Dutch Company (the "Class K Shares"), (m) the 1,780 Old Class A Shares owned by Timo Pohjonen have been converted into 1,780 Class L Shares of the Dutch Company (the "Class L Shares"), (n) the 84,212 Old Class A Shares owned by Pentti Rokkanen have been converted into 84,212 Class M Shares of the Dutch Company (the "Class M Shares"), (o) the 234 Old Class A Shares owned by Matti Suuronen have been converted into 234 Class N Shares of the Dutch Company (the "Class N Shares"), (p) the 234 Old Class A Shares owned by Riita Suuronen have been converted into 234 Class O Shares of the Dutch Company (the "Class O Shares"),
(q) the 31,251 Old Class A Shares owned by Marrku Tamminmaki have been converted into 31,251 Class P Shares of the Dutch Company (the "Class P Shares"), (r) the 2,389 Old Class A shares owned by Matti Tormala have been converted into 2,389 Class Q Shares of the Dutch Company (the "Class Q Shares"), (s) the 213,187 Old Class A Shares owned by Perrti Tormala have been converted into 213,187 Class R Shares of the Dutch Company (the "Class R Shares"), (t) the 18,453 Old Class A Shares owned by Seppo Vainionpaa have been converted into 18,453 Class S Shares of the Dutch Company (the "Class S Shares") and (u) the 27,522 Old Class A Shares owned by Pertti Viitanen have been converted into 27,522 Class T Shares of the Dutch Company (the "Class T Shares");

                  WHEREAS, prior to the Most Recent Amendment, Pertti Tormala transferred 176 and 352 of his Old Class A Shares to Pertti Viitanen and Auvo Antero Juhani Kaikkonen, respectively, and such transferred Old Class A Shares were converted to Class R Shares upon the filing of the Most Recent Amendment;

                  WHEREAS, pursuant to the Most Recent Amendment, at the time that the Most Recent Amendment became effective (the "Effective Time"), the terms of the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares, Class L Shares, Class M Shares, Class N Shares, Class O Shares, Class P Shares, Class Q Shares, Class R Shares, Class S Shares and Class T Shares (collectively, the "Dutch Shares") were (and continue to be) identical in all respects;


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                  WHEREAS, at the Effective Time, the aggregate number of Dutch
Shares outstanding equals nineteen percent (19%) of the aggregate number of Bionx Implants Shares owned by the Dutch Company;

                  WHEREAS, the parties hereto desire to enable each of the Shareholders to control the disposition of a portion of the Bionx Implants Shares owned by the Dutch Company corresponding to the portion of the Dutch Shares owned by such Shareholder, to be solely entitled to the net proceeds of such disposition and to have such net proceeds allocable solely to such Shareholder;

                  WHEREAS, the Shareholders desire to amend the Prior Contract and restate the Prior Contract in its entirety to reflect the Most Recent Amendment,

                  NOW THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto hereby amend the Prior Contract as of the Effective Time and restate the Prior Contract in its entirety as of the Effective Time to reflect such amendments, such amended and restated agreement to provide in its entirety as follows as of the Effective Time:

                  1. Definitions. The following terms shall have the following meanings:

                      "Finnish Representative" shall mean Pertti Tormala or such other person as shall be designated as the "Finnish Representative" by holders of a majority in interest of the Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares, Class L Shares, Class M Shares, Class N Shares, Class O Shares, Class P Shares, Class Q Shares, Class R Shares, Class S Shares and Class T Shares (collectively, the "Finnish Shares") outstanding.

                      "Proportionate Share" shall mean a fraction, the numerator of which shall equal the number of Finnish Shares or U.S. Shares (as defined herein) owned by a particular Shareholder and the denominator of which shall equal the aggregate number of Finnish Shares and U.S. Shares owned by all Shareholders.

                      "U.S. Representative" shall mean Anthony J. Dimun or such other person (other than Terry D. Wall) as shall be designated as the "U.S. Representative" by holders of a majority in interest of the Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares (collectively, the "U.S. Shares").

                  2. Certificates Representing Shares of Company Common Stock. At present, the Dutch Company owns multiple stock certificates representing, in the aggregate, 2,684,211 Bionx Implants Shares. One such certificate represents 34,842 Bionx Implants Shares and shall hereinafter be referred to as the "Class C Certificate"; such 34,842 amount represents the Proportionate Share of David
W. Anderson as of the date hereof multiplied by 2,684,211. One such certificate


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represents 50,736 Bionx Implants Shares and shall hereinafter be referred to as the "Class B Certificate"; such 50,736 amount represents the Proportionate Share of Bershad Investment Group, LP as of the date hereof multiplied by 2,684,211. One such certificate represents 34,679 Bionx Implants Shares and shall hereinafter be referred to as the "Class D Certificate"; such 34,679 amount represents the Proportionate Share of BTAR Associates L.P. as of the date hereof multiplied by 2,684,211. One such certificate represents 26,900 Bionx Implants Shares and shall hereinafter be referred to as the "Class E Certificate"; such 26,900 amount represents the Proportionate Share of David H. MacCallum as of the date hereof multiplied by 2,684,211. One such certificate represents 484,421 Bionx Implants Shares and shall hereinafter be referred to as the "Class A Certificate"; such 484,421 amount represents the Proportionate Share of TDW Associates, L.P. as of the date hereof multiplied by 2,684,211. One such certificate represents 7,642 Bionx Implants Shares and shall hereinafter be referred to as the "Class F Certificate"; such 7,642 amount represents the Proportionate Share of Ole Bostman as of the date hereof multiplied by 2,684,211. One such certificate represents 5,421 Bionx Implants Shares and shall hereinafter be referred to as the "Class G Certificate"; such 5,421 amount represents the Proportionate Share of E. Antero Makela as of the date hereof multiplied by 2,684,211. One such certificate represents 5,668 Bionx Implants Shares and shall hereinafter be referred to as the "Class H Certificate"; such 5,668 amount represents the Proportionate Share of Naj Vet, Ltd as of the date hereof multiplied by 2,684,211. One such certificate represents 25,142 Bionx Implants Shares and shall hereinafter be referred to as the "Class I Certificate"; such 25,142 amount represents the Proportionate Share of Novator as of the date hereof multiplied by 2,684,211. One such certificate represents 4,932 Bionx Implants Shares and shall hereinafter be referred to as the "Class J Certificate"; such 4,932 amount represents the Proportionate Share of Ortho Sci Ltd. as of the date hereof multiplied by 2,684,211. One such certificate represents 4,932 Bionx Implants Shares and shall hereinafter be referred to as the "Class K Certificate"; such 4,932 amount represents the Proportionate Share of Esa Partio as of the date hereof multiplied by 2,684,211. One such certificate represents 9,368 Bionx Implants Shares and shall hereinafter be referred to as the "Class L Certificate"; such 9,368 amount represents the Proportionate Share of Timo Pohjonen as of the date hereof multiplied by 2,684,211. One such certificate represents 443,221 Bionx Implants Shares and shall hereinafter be referred to as the "Class M Certificate"; such 443,221 amount represents the Proportionate Share of Pentti Rokkanen as of the date hereof multiplied by 2,684,211. One such certificate represents 1,232 Bionx Implants Shares and shall hereinafter be referred to as the "Class N Certificate"; such 1,232 amount represents the Proportionate Share of Matti Suuronen as of the date hereof multiplied by 2,684,211. One such certificate represents 1,232 Bionx Implants Shares and shall hereinafter be referred to as the "Class O Certificate"; such 1,232 amount represents the Proportionate Share of Riita Suuronen as of the date hereof multiplied by 2,684,211. One such certificate represents 164,479 Bionx Implants Shares and shall hereinafter be referred to as the "Class P Certificate"; such 164,479 amount represents the Proportionate Share of Marrku Tamminmaki as of the date hereof multiplied by 2,684,211. One such certificate represents 12,574 Bionx Implants Shares and shall hereinafter be referred to as the "Class Q Certificate"; such 12,574 amount represents the Proportionate Share of Matti Tormala as of the date hereof multiplied by 2,684,211. Two or more such certificates represent, in the aggregate (including certificates subject to existing pledges), 1,122,037 Bionx Implants Shares and shall hereinafter be collectively referred to as the "Class R Certificate"; such 1,122,037 amount represents the Proportionate Share of Perrti Tormala as of the date hereof multiplied by 2,684,211. One such certificate represents 97,121 Bionx Implants Shares and shall hereinafter be referred to as the "Class S Certificate"; such 97,121 amount represents the Proportionate Share of


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Seppo Vainionpaa as of the date hereof multiplied by 2,684,211. Two such certificates represent in the aggregate 145,779 Bionx Implants Shares and shall hereinafter be collectively referred to as the "Class T Certificate"; such 145,779 amount represents the Proportionate Share of Pertti Viitanen as of the date hereof multiplied by 2,684,211. One such certificate represents 1,853 Bionx Implant Shares and shall hereinafter be referred to as the "Class R-1 Certificate"; such 1,583 amount represents the Proportionate Share of Auvo Antero Juhani Kaikkonen as of the date hereof multiplied by 2,684,211. The Class A Certificate, the Class B Certificate, the Class C Certificate, the Class D Certificate, the Class E Certificate, the Class F Certificate, the Class G Certificate, the Class H Certificate, the Class I Certificate, the Class J Certificate, the Class K Certificate, the Class L Certificate, the Class M Certificate, the Class N Certificate, the Class O Certificate, the Class P Certificate, the Class Q Certificate, the Class R Certificate, the Class S Certificate, the Class T Certificate and the Class R-1 Certificate are hereinafter collectively referred to as the "Company Certificates".

                  3. Power to Direct the Exchange, Sale and/or Pledge of Shares. Subject to the provisions hereof, the Dutch Company shall follow the instructions of the following Shareholders with respect to the exchange, pledge or sale of the Bionx Implants Shares covered by the following Company
Certificates:

SHAREHOLDER                                          COMPANY CERTIFICATE

Owner of Class A Shares                              Class A Certificate
Owner of Class B Shares                              Class B Certificate
Owner of Class C Shares                              Class C Certificate
Owner of Class D Shares                              Class D Certificate
Owner of Class E Shares                              Class E Certificate
Owner of Class F Shares                              Class F Certificate
Owner of Class G Shares                              Class G Certificate
Owner of Class H Shares                              Class H Certificate
Owner of Class I Shares                              Class I Certificate
Owner of Class J Shares                              Class J Certificate
Owner of Class K Shares                              Class K Certificate
Owner of Class L Shares                              Class L Certificate
Owner of Class M Shares                              Class M Certificate
Owner of Class N Shares                              Class N Certificate
Owner of Class O Shares                              Class O Certificate
Owner of Class P Shares                              Class P Certificate
Owner of Class Q Shares                              Class Q Certificate
Owner of Class R Shares (Tormala)                    Class R Certificate
Owner of Class R Shares (Kaikkonen)                  Class R-1 Certificate
Owner of Class R Shares (Viitanen)                   Class T Certificate
Owner of Class S Shares                              Class S Certificate
Owner of Class T Shares                              Class T Certificate


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It is understood that each owner of a specific class of shares of the Dutch
Company shall be solely entitled to the net proceeds resulting from the sale or exchange of the Bionx Implants Shares represented by that specific Company Certificate allocable to such class. In the event that a Shareholder instructs the Dutch Company to exchange, sell or pledge less than all of the Bionx Implants Shares represented by the Company Certificate over which such Shareholder is given directional authority pursuant to this Section 3, the balance certificate received by the Dutch Company upon completion of such exchange, sale or pledge shall have the same designation as the Company Certificate so exchanged, sold or pledged. Thus, by way of example, if David Anderson were to instruct the Dutch Company to sell (pursuant to Section 8 hereof) a total of 10,000 of the 34,842 Bionx Implants Shares represented by the Class C Certificate, the Company's transfer agent will return to the Dutch Company a balance certificate representing 24,842 Bionx Implants Shares and such balance certificate would thereafter be deemed to be the Class C Certificate for purposes of this Section 3. In the event that a Lender (as defined herein) or Secured Party returns to the Dutch Company a certificate representing Bionx Implants Shares pledged pursuant to Sections 9, 10, 10A or 10B hereof at the instruction of a Shareholder, the stock certificate returned to the Dutch Company shall have the same designation hereunder that it had immediately prior to the time that such pledge was initiated. Thus, by way of example, if David Anderson were to instruct the Dutch Company to pledge (pursuant to Section 10 hereof) a total of 10,000 of the 34,842 Bionx Implants Shares represented by the Class C Certificate and if (as a result of David Anderson's repaying the applicable loan in full without the Lender's being required to foreclose upon any of the pledged Bionx Implants Shares) the Lender were to return the pledged Bionx Implants Shares by delivering to the Dutch Company a stock certificate representing such 10,000 Bionx Implants Shares, such returned stock certificate would thereafter be deemed to be a Class C Certificate for purposes of this
Section 3.

                  4. Shareholder Accounts. The Dutch Company shall maintain an account (each such account, a "Shareholder Account") for each Shareholder. Each such account shall reflect the number of Bionx Implants Shares over which the applicable Shareholder shall have the power to direct the exchange, sale or pledge thereof pursuant to the terms of this Agreement. For each Shareholder, the number of Bionx Implants Shares held in such Shareholder's Shareholder Account shall equal (a) the number of shares initially represented by the Certificate(s) over which such Shareholder is given directional authority pursuant to Section 3 hereof less (b) the number of Bionx Implants Shares which are delivered to such Shareholder pursuant to Section 5 or Section 6 hereof, (c) the number of Bionx Implants Shares which are sold pursuant to such Shareholder's directions pursuant to Section 7 or Section 8 hereof, (d) the number of Bionx Implants Shares which are pledged pursuant to such Shareholder's directions pursuant to Section 9, 10, 10A or 10B hereof or which have heretofore been pledged by such Shareholder, (e) the number of additional Bionx Implants Shares which are pledged pursuant to Section 9.5, 10.5, 10A.5 or 10B.5 hereof and (f) such Shareholder's Proportionate Share of any Bionx Implants Shares which are transferred pursuant to Section 11 hereof. In the event that Bionx Implants Shares pledged pursuant to the direction of a particular Shareholder pursuant to Section 9, 10, 10A or 10B hereof or heretofore pledged by a particular Shareholder are returned to the Dutch Company, the number of Bionx Implants Shares in such Shareholder's Shareholder Account shall be increased by the number of pledged Bionx Implants Shares so returned.


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                  5.  Exchange of Bionx Implants Shares for Finnish Shares.
Subject to applicable provisions of the laws of the Netherlands and applicable provisions of the Articles of Association of the Dutch Company as amended from time to time, the following provisions shall apply in the event that any Finnish Shareholder notifies the Dutch Company and the Company in writing that such Shareholder desires to obtain from the Dutch Company, by means of an exchange of Finnish Shares for Bionx Implants Shares, a number of Bionx Implants Shares (the number of Bionx Implants Shares to be obtained being hereinafter referred to as the "Finnish Exchange Number") in an amount up to the number of Bionx Implants Shares in such Shareholder's Shareholder Account:

                      5.1 A Finnish Shareholder desiring to effect such an exchange (the "Exchanging Finnish Shareholder") shall notify the Finnish Representative in writing of such Shareholder's intention to effect an exchange pursuant to this Section 5. Such exchange shall not occur unless the Finnish Representative consents in writing to such exchange. No such consent shall be granted, and no such exchange shall be effected, in the event that (i) there is then outstanding any assessment made by the Dutch Company pursuant to Section 12 hereof which the Exchanging Finnish Shareholder has not paid, (ii) such Exchanging Finnish Shareholder is indebted to the Dutch Company with respect to any loan made pursuant to the terms of this Agreement, (iii) such Exchanging Finnish Shareholder has not agreed (in form and substance satisfactory to U.S. counsel to the Company) to pay to the Dutch Company all withholding taxes applicable to such exchange concurrently with the consummation of such exchange,
(iv) counsel to the Dutch Company advises the Dutch Company that such exchange is prohibited by law or by the provisions of the Dutch Company's Articles of Association as amended from time to time, (v) U.S. counsel to the Company advises the Company that such transfer will violate any applicable securities law, (vi) the Dutch Company has not obtained all approvals required by law or
(vii) such Exchanging Finnish Shareholder has not agreed (in form and substance satisfactory to U.S. counsel to the Company) to reimburse the Company for all legal, accounting and other professional fees and expenses incurred by the Dutch Company and/or the Company (collectively, "Professional Expenses") in connection with the consummation of such exchange.

                      5.2 In the event that the Finnish Representative provides such consent and such exchange is effected in accordance with Section 5.1, a closing shall be held promptly thereafter at which the Exchanging Finnish Shareholder shall deliver to the Dutch Company full ownership rights in a number of Finnish Shares equal to nineteen percent (19%) of the Finnish Exchange Number and the Dutch Company shall deliver to such Exchanging Finnish Shareholder full ownership rights in a number of Bionx Implants Shares equal to the Finnish Exchange Number.

                  6. Exchange of Bionx Implants Shares for U.S. Shares. Subject to applicable provisions of the laws of the Netherlands and applicable provisions of the Articles of Association of the Dutch Company as amended from time to time, the following provisions shall apply in the event that any U.S. Shareholder notifies the Dutch Company and the Company in writing that such Shareholder desires to obtain from the Dutch Company, by means of an exchange of U.S. Shares for Bionx Implants Shares, a number of Bionx Implants Shares (the number of Bionx Implants Shares to be obtained being hereinafter referred to as the "U.S. Exchange Number") in


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
an amount up to the number of Bionx Implants Shares in such Shareholder's Shareholder Account:

                      6.1 The U.S. Shareholder desiring to effect such an exchange (the "Exchanging U.S. Shareholder") shall notify the U.S. Representative in writing of such Shareholder's intention to effect an exchange pursuant to this Section 6. Such exchange shall not occur unless the U.S. Representative consents in writing to such exchange. No such consent shall be granted, and no such exchange shall be effected, in the event that (i) there is then outstanding any assessment made by the Dutch Company pursuant to Section 12 hereof which the Exchanging U.S. Shareholder has not paid, (ii) such Exchanging U.S. Shareholder is indebted to the Dutch Company with respect to any loan made pursuant to the terms of this Agreement, (iii) such Exchanging U.S. Shareholder has not agreed (in form and substance satisfactory to U.S. counsel to the Company) to pay to the Dutch Company all withholding taxes applicable to such exchange concurrently with the consummation of such exchange, (iv) counsel to the Dutch Company advises the Dutch Company that such exchange is prohibited by law or by the provisions of the Dutch Company's Articles of Association as amended from time to time, (v) U.S. counsel to the Company advises the Company that such transfer will violate any applicable securities law, (vi) the Dutch Company has not obtained all approvals required by law or (vii) such Exchanging U.S. Shareholder has not agreed (in form and substance satisfactory to U.S. counsel to the Company) to reimburse the Company for all Professional Expenses incurred by the Dutch Company and/or the Company in connection with the consummation of such exchange.

                      6.2 In the event that the U.S. Representative provides such consent and such exchange is effected in accordance with Section 6.1, a closing shall be held promptly thereafter in which the Exchanging U.S. Shareholder shall deliver to the Dutch Company full ownership rights in a number of U.S. Shares equal to nineteen percent (19%) of the U.S. Exchange Number and the Dutch Company shall deliver to such Exchanging U.S. Shareholder full ownership rights in a number of Bionx Implants Shares equal to the U.S. Exchange Number.

                  7. Finnish Cash Out Steps. Subject to applicable provisions of the laws of the Netherlands and applicable provisions of the Dutch Company's Articles of Association as amended from time to time, the following provisions shall apply in the event that any Finnish Shareholder notifies the Dutch Company and the Company in writing that such Shareholder desires to cause the Dutch Company to (a) sell a specified number of Bionx Implants Shares on such Shareholder's behalf (the number of such Bionx Implants Shares being hereinafter referred to as the "Finnish Sale Number") and (b) purchase from such Shareholder for cash a number of Finnish Shares equal to nineteen percent (19%) of the Finnish Sale Number, such Finnish Sale Number to be an amount up to the number of Bionx Implants Shares in such Shareholder's Shareholder Account.

                      7.1 Such Finnish Shareholder may utilize this Section 7 only in the event that the Finnish Representative grants a written consent to such Finnish Shareholder upon receipt of written notice from such Finnish Shareholder that such Finnish Shareholder seeks to avail himself, herself or itself of this Section 7 procedure. No such consent shall be granted, and no such transactions shall be effected, in the event that (i) there is then outstanding any


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
assessment made by the Dutch Company pursuant to Section 12 hereof which such Finnish Shareholder has not paid (unless such Finnish Shareholder agrees, in form and substance satisfactory to the Dutch Company, to reduce the amount payable to such Finnish Shareholder pursuant to this Section 7 by the amount of all of such Finnish Shareholder's unpaid assessments), (ii) counsel to the Dutch Company advises the Dutch Company that such Finnish Shareholder's utilization of this Section 7 procedure is prohibited by law or by the provisions of the Dutch Company's Articles of Association as amended from time to time, (iii) the Dutch Company is subject to an agreement prohibiting it from selling any of its Bionx Implants Shares or restricting it from doing so in any material respect, (iv) U.S. counsel to the Company advises the Company that the transactions contemplated by this Section 7 will violate any applicable securities law, (v) upon consummation of such transactions (and any application of the net proceeds thereof to repay loans made hereunder), such Finnish Shareholder is indebted to the Dutch Company with respect to any loan made pursuant to the terms of this Agreement, (vi) the Dutch Company has not obtained all approvals required by law, or (vii) such Finnish Shareholder has not agreed (in form and substance satisfactory to U.S. counsel to the Company) to reimburse the Company for all Professional Expenses incurred by the Dutch Company and/or the Company in connection with the consummation of such cash out.

                      7.2 Upon receipt of notification from the Finnish Representative that it has consented to a request from a Finnish Shareholder pursuant to this Section 7 and provided that such transaction is effected in accordance with the provisions of Section 7.1, the Dutch Company shall use its reasonable efforts to sell a number of Bionx Implants Shares equal to the Finnish Sale Number. Promptly after the Dutch Company has sold such Bionx Implants Shares and received the proceeds therefrom, a closing shall be held at the Dutch Company's headquarters. At such closing, such Finnish Shareholder shall deliver to the Dutch Company such number of Finnish Shares as shall equal nineteen percent (19%) of the Finnish Sale Number and the Dutch Company shall deliver to such Finnish Shareholder the proceeds of such sale, net of the Dutch Company's expenses and all tax liabilities (including withholding taxes), if any, resulting from such sale.

                  8. U.S. Cash Out Steps. Subject to applicable provisions of the laws of the Netherlands and applicable provisions of the Dutch Company's Articles of Association as amended from time to time, the following provisions shall apply in the event that any U.S. Shareholder notifies the Dutch Company and the Company in writing that such Shareholder desires to cause the Dutch Company to (a) sell a specified number of Bionx Implants Shares on such Shareholder's behalf (the number of such Bionx Implants Shares being hereinafter referred to as the "U.S. Sale Number") and (b) purchase from such Shareholder for cash a number of U.S. Shares equal to nineteen percent (19%) of the U.S. Sale Number, such U.S. Sale Number to be an amount up to the number of Bionx Implants Shares in such Shareholder's Shareholder Account.

                      8.1 Such U.S. Shareholder may utilize this Section 8 only in the event that the U.S. Representative grants a written consent to such U.S. Shareholder upon receipt of written notice from such U.S. Shareholder that such U.S. Shareholder seeks to avail himself, herself or itself of this Section 8 procedure. No such consent shall be granted, and no such transactions shall be effected, in the event that (i) there is then outstanding any assessment made


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
by the Dutch Company pursuant to Section 12 hereof which such U.S. Shareholder has not paid (unless such U.S. Shareholder agrees, in form and substance satisfactory to the Dutch Company, to reduce the amount payable to such U.S. Shareholder pursuant to this Section 8 by the amount of all of such U.S. Shareholder's unpaid assessments), (ii) counsel to the Dutch Company advises the Dutch Company that such U.S. Shareholder's utilization of this Section 8 procedure is prohibited by law or by the provisions of the Dutch Company's Articles of Association as amended from time to time, (iii) the Dutch Company is subject to an agreement prohibiting it from selling any of its Bionx Implants Shares or restricting it from doing so in any material respect, (iv) U.S. counsel to the Company advises the Company that the transactions contemplated by this Section 8 will violate any applicable securities law, (v) upon consummation of such transactions (and any application of the net proceeds thereof to repay loans made hereunder), such U.S. Shareholder is indebted to the Dutch Company with respect to any loan made pursuant to the terms of this Agreement, (vi) the Dutch Company has not obtained all approvals required by law, or (vii) such U.S. Shareholder has not agreed (in form and substance satisfactory to U.S. counsel to the Company) to reimburse the Company for all Professional Expenses incurred by the Dutch Company and/or the Company in connection with the consummation of such cash out.

                      8.2 Upon receipt of notification from the U.S. Representative that it has consented to a request from a U.S. Shareholder pursuant to this Section 8 and provided that such transaction is effected in accordance with the provisions of Section 8.1, the Dutch Company shall use its reasonable efforts to sell a number of Bionx Implants Shares equal to the U.S. Sale Number. Promptly after the Dutch Company has sold the Bionx Implants Shares and received the proceeds therefrom, a closing shall be held at the Dutch Company's headquarters. At such closing, such U.S. Shareholder shall deliver to the Dutch Company such number of U.S. Shares as shall equal nineteen percent (19%) of the U.S. Sale Number and the Dutch Company shall deliver to such Finnish Shareholder the proceeds of such sale, net of the Dutch Company's expenses and all tax liabilities (including withholding taxes), if any, resulting from such sale.

                  9. Finnish Pledges. Subject to applicable provisions of the laws of the Netherlands and applicable provisions of the Articles of Association of the Dutch Company as amended from time to time, the following provisions shall apply in the event that any Finnish Shareholder notifies the Dutch Company and the Company in writing that such Shareholder desires to arrange for the Dutch Company to (a) borrow funds secured by a number of Bionx Implants Shares (the "Finnish Pledge Number") in an amount up to the number of Bionx Implants Shares held in such Shareholder's Shareholder Account and (b) loan such funds to such Finnish Shareholder pursuant to a loan that is secured by a number of Finnish Shares equal to nineteen percent (19%) of the Finnish Pledge Number:

                      9.1 A Finnish Shareholder desiring to borrow money from the Dutch Company pursuant to this Section 9 (a "Borrowing Finnish Shareholder") shall notify the Finnish Representative in writing of such Shareholder's intention to effect a transaction pursuant to which (a) the Dutch Company shall borrow a specified amount of funds from a third-party (the "Lender"), such amount of funds being hereinafter referred to as the "Finnish Gross Amount", (b) the Dutch Company shall pledge a number of Bionx Implants Shares equal to the Finnish

Pledge Number to secure such loan from the Lender, (c) the Dutch Company shall execute such promissory notes and such other loan documents as shall be acceptable to the Lender and U.S. counsel to the Company, (d) the Dutch Company shall lend to the Borrowing Finnish Shareholder an amount of funds equal to the Finnish Gross Amount, (e) the Borrowing Finnish Shareholder shall pledge to the Dutch Company a number of Finnish Shares equal to nineteen percent (19%) of the Finnish Pledge Number, (f) the Dutch Company shall deliver to the Borrowing Finnish Shareholder an amount of cash equal to the Finnish Gross Amount minus all expenses (including Professional Expenses) incurred by the Dutch Company or the Company in arranging for such transaction and (g) the Borrowing Finnish Shareholder and the Dutch Company shall execute such promissory notes (reflecting terms and interest rates substantially equivalent to the terms and interest rates provided for in the promissory notes delivered to the Lender, except that the interest rate per annum shall be 25 basis points higher than the interest rate on the promissory note given by the Dutch Company to the Lender) and such other loan documents as shall be acceptable to the U.S. counsel to the Company and Netherlands counsel to the Dutch Company.

                      9.2 Such loan transaction shall not occur unless the Finnish Representative consents in writing to such loan transaction. No such consent shall be granted, and no such transaction shall be effected, in the event that (i) there is then outstanding any assessment made by the Dutch Company pursuant to Section 12 hereof which such Borrowing Finnish Shareholder has not paid (unless such Borrowing Finnish Shareholder agrees, in form and substance satisfactory to the Dutch Company, to reduce the amount delivered to such Borrowing Finnish Shareholder pursuant to this Section 9 by the amount of all such Borrowing Finnish Shareholder's unpaid assessments), (ii) counsel to the Dutch Company advises the Dutch Company that such Borrowing Finnish Shareholder's utilization of this Section 9 procedure is prohibited by law or by the provisions of the Dutch Company's Articles of Association as amended from time to time, (iii) the Dutch Company is subject to an agreement prohibiting it from pledging any of its Bionx Implants Shares or restricting it from doing so in any material respect, (iv) U.S. counsel to the Company advises the Company that the transactions contemplated by this Section 9 will violate any applicable securities law, (v) U.S. counsel to the Company advises the Company that the documentation relating to the above-mentioned loan transactions is not acceptable to either the Lender, such counsel to the Company or the Dutch Company's Netherlands counsel, (vi) the Dutch Company has not obtained all approvals required by law, (vii) such Borrowing Finnish Shareholder has not entered into an agreement, in form and substance satisfactory to the Finnish Representative, the U.S. Representative and U.S. counsel to the Company and for the benefit of each of the Shareholders other than such Borrowing Finnish Shareholder, pursuant to which such Borrowing Finnish Shareholder has agreed to allow the Dutch Company to reacquire, in cancellation of such indebtedness or a portion thereof, a number of Finnish Shares equal to nineteen percent (19%) of the number of Bionx Implants Shares sold by the Lender to protect its interests as a secured party, or (viii) such Borrowing Finnish Shareholder has not entered into an agreement (in form and substance satisfactory to U.S. counsel to the Company) pursuant to which such Borrowing Finnish Shareholder has agreed to pre-pay the first year's interest on the Finnish Main Loan (as defined in Section 9.4 hereof) within thirty (30) days of receiving the funds from the Dutch Company.

                      9.3 Upon receipt of notification from the Finnish Representative that it has consented to a request from a Finnish Shareholder pursuant to this Section 9 and provided that such transaction is effected in accordance with Sections 9.1 and 9.2, the Dutch Company shall use its reasonable efforts to borrow funds from a Lender and lend funds to such Finnish Shareholder in accordance with this Section 9.

                      9.4 It is understood that the Dutch Company will rely upon the payments of principal and interest due from a Borrowing Finnish Shareholder to repay the loan made to the Dutch Company at the request of the Borrowing Finnish Shareholder (the "Finnish Main Loan"). It is further understood that if a Borrowing Finnish Shareholder fails to make any such payments when due, then the Dutch Company may cause some or all of the Bionx Implants Shares securing the Finnish Main Loan to be sold in order to provide the funds necessary to make payments of principal and interest on the Finnish Main Loan. In order to protect each of the Shareholders other than the Borrowing Finnish Shareholder, in the event of such a sale, the Dutch Company shall be deemed to have repurchased from such Borrowing Finnish Shareholder (without any payment other than the cancellation of indebtedness) a number of Finnish Shares pledged by such Borrowing Finnish Shareholder equal to nineteen percent (19%) of the number of Bionx Implants Shares so sold.

                      9.5 It is understood that pursuant to the terms of a Borrowing Finnish Shareholder's Finnish Main Loan, it may be necessary for the Dutch Company to increase the number of Bionx Implants Shares pledged to secure such Finnish Main Loan. Each Shareholder acknowledges the risk of such a required increase, which would likely occur with respect to pledged shares in the event of a material decline in the market price of Bionx Implants Shares. In the event that such an increase is required pursuant to the terms of the Finnish Main Loan, the number of Finnish Shares pledged to secure the Borrowing Finnish Shareholder's corresponding loan from the Dutch Company shall be increased by a number of Finnish Shares equal to nineteen percent (19%) of the number of Bionx Implants Shares added to the pledge under such Finnish Main Loan.

                  10. U.S. Pledges. Subject to applicable provisions of the laws of the Netherlands and applicable provisions of the Articles of Association of the Dutch Company as amended from time to time, the following provisions shall apply in the event that any U.S. Shareholder notifies the Dutch Company and the Company in writing that such Shareholder desires to arrange for the Dutch Company to (a) borrow funds secured by a number of Bionx Implants Shares (the "U.S. Pledge Number") in an amount up to the number of Bionx Implants Shares held in such Shareholder's Shareholder Account and (b) loan such funds to such U.S. Shareholder pursuant to a loan that is secured by a number of U.S. Shares equal to the U.S. Pledge Number:

                      10.1 A U.S. Shareholder desiring to borrow money from the Dutch Company pursuant to this Section 10 (a "Borrowing U.S. Shareholder") shall notify the U.S. Representative in writing of such Shareholder's intention to effect a transaction pursuant to which (a) the Dutch Company shall borrow a specified amount of funds from a Lender, such amount of funds being hereinafter referred to as the "U.S. Gross Amount", (b) the Dutch

Company shall pledge a number of Bionx Implants Shares equal to the U.S. Pledge Number to secure such loan from the Lender, (c) the Dutch Company shall execute such promissory notes and such other loan documents as shall be acceptable to the Lender and U.S. counsel to the Company, (d) the Dutch Company shall lend to the Borrowing U.S. Shareholder an amount of funds equal to the U.S. Gross Amount, (e) the Borrowing U.S. Shareholder shall pledge to the Dutch Company a number of U.S. Shares equal to nineteen percent (19%) of the U.S. Pledge Number,
(f) the Dutch Company shall deliver to the Borrowing U.S. Shareholder an amount of cash equal to the U.S. Gross Amount minus all expenses (including Professional Expenses) incurred by the Dutch Company or the Company in arranging for such transaction and (g) the Borrowing U.S. Shareholder and the Dutch Company shall execute such promissory notes (reflecting terms and interest rates substantially equivalent to the terms and interest rates provided for in the promissory notes delivered to the Lender, except that the interest rate per annum shall be 25 basis points higher than the interest rate on the promissory note given by the Dutch Company to the Lender) and such other loan documents as shall be acceptable to the U.S. counsel to the Company and Netherlands counsel to the Dutch Company.

                      10.2 Such loan transaction shall not occur unless the U.S. Representative consents in writing to such loan transaction. No such consent shall be granted, and no such transaction shall be effected, in the event that (i) there is then outstanding any assessment made by the Dutch Company pursuant to Section 12 hereof which such Borrowing U.S. Shareholder has not paid (unless such Borrowing U.S. Shareholder agrees, in form and substance satisfactory to the Dutch Company, to reduce the amount delivered to such Borrowing U.S. Shareholder pursuant to this Section 10 by the amount of all such Borrowing U.S. Shareholder's unpaid assessments), (ii) counsel to the Dutch Company advises the Dutch Company that such Borrowing U.S. Shareholder's utilization of this Section 10 procedure is prohibited by law or by the provisions of the Dutch Company's Articles of Association as amended from time to time, (iii) the Dutch Company is subject to an agreement prohibiting it from pledging any of its Bionx Implants Shares or restricting it from doing so in any material respect, (iv) U.S. counsel to the Company advises the Company that the transactions contemplated by this Section 10 will violate any applicable securities law, (v) U.S. counsel to the Company advises the Company that the documentation relating to the above-mentioned loan transactions is not acceptable to either the Lender, such counsel to the Company or the Dutch Company's Netherlands counsel, (vi) the Dutch Company has not obtained all approvals required by law, (vii) such Borrowing U.S. Shareholder has not entered into an agreement, in form and substance satisfactory to the Finnish Representative, the U.S. Representative and U.S. counsel to the Company and for the benefit of each of the Shareholders other than such Borrowing U.S. Shareholder, pursuant to which such Borrowing U.S. Shareholder has agreed to allow the Dutch Company to reacquire, in cancellation of such indebtedness or a portion thereof, a number of U.S. Shares equal to nineteen percent (19%) of the number of Bionx Implants Shares sold by the Lender to protect its interests as a secured party, or (viii) such Borrowing U.S. Shareholder has not entered into an agreement (in form and substance satisfactory to U.S. counsel to the Company) pursuant to which such Borrowing U.S. Shareholder has agreed to pre-pay the first year's interest on the U.S. Main Loan (as defined in Section 10.4 hereof) within thirty (30) days of receiving the funds from the Dutch Company.

                      10.3 Upon receipt of notification from the U.S. Representative that it has consented to a request from a U.S. Shareholder pursuant to this Section 10 and provided that such transaction is in accordance with Sections 10.1 and 10.2, the Dutch Company shall use its reasonable efforts to borrow funds from a Lender and lend funds to such U.S. Shareholder in accordance with this Section 10.

                      10.4 It is understood that the Dutch Company will rely upon the payments of principal and interest due from a Borrowing U.S. Shareholder to repay the loan made to the Dutch Company at the request of the Borrowing U.S. Shareholder (the "U.S. Main Loan"). It is further understood that if a Borrowing U.S. Shareholder fails to make any such payments when due, then the Dutch Company may cause some or all of the Bionx Implants Shares securing the U.S. Main Loan to be sold in order to provide the funds necessary to make payments of principal and interest on the U.S. Main Loan. In order to protect each of the Shareholders other than the Borrowing U.S. Shareholder, in the event of such a sale, the Dutch Company shall be deemed to have repurchased from such Borrowing U.S. Shareholder (without any payment other than the cancellation of indebtedness) a number of U.S. Shares pledged by such Borrowing U.S. Shareholder equal to nineteen percent (19%) of the number of Bionx Implants Shares so sold.

                      10.5 It is understood that pursuant to the terms of a Borrowing U.S. Shareholder's U.S. Main Loan, it may be necessary for the Dutch Company to increase the number of Bionx Implants Shares pledged to secure such U.S. Main Loan. Each Shareholder acknowledges the risk of such a required increase, which would likely occur with respect to pledged shares in the event of a material decline in the market price of Bionx Implants Shares. In the event that such an increase is required pursuant to the terms of the U.S. Main Loan, the number of U.S. Shares pledged to secure the Borrowing U.S. Shareholder's corresponding loan from the Dutch Company shall be increased by a number of U.S. Shares equal to nineteen percent (19%) of the number of Bionx Implants Shares added to the pledge under such U.S. Main Loan.

                 10A. Other Finnish Extensions of Collateral. Subject to applicable provisions of the laws of the Netherlands and applicable provisions of the Articles of Association of the Dutch Company as amended from time to time, the following provisions shall apply in the event that any Finnish Shareholder notifies the Dutch Company and the Company in writing that such Shareholder desires to cause the Dutch Company to pledge, to a third party to whom such Shareholder is indebted (a "Secured Party"), a number of Bionx Implants Shares (the "Finnish Collateral Number") in an amount up to the number of Bionx Implants Shares held in such Shareholder's Shareholder Account, such pledge to be secured by a number of Finnish Shares equal to nineteen percent (19%) of the Finnish Collateral Number:

                      10A.1 A Finnish Shareholder desiring to cause the Dutch Company to make a pledge pursuant to this Section 10A (a "Pledging Finnish Shareholder") shall notify the Finnish Representative in writing of such Shareholder's intention to effect a transaction pursuant to which (a) the Dutch Company shall pledge a number of Bionx Implants Shares equal to the Finnish Collateral Number to the Secured Party designated by the Pledging Finnish Shareholder to secure an existing indebtedness of the Pledging Finnish Shareholder to such Secured Party, (b) the Dutch Company shall execute such documents reflecting such pledge as shall be acceptable to the Pledging Finnish Shareholder, such Secured Party and U.S. counsel to the Company and(c) the Pledging Finnish Shareholder shall pledge to the Dutch Company a number of Finnish Shares equal to nineteen percent (19%) of the Finnish Collateral Number and enter into an agreement, in form and substance satisfactory to the U.S. counsel to the Company and for the benefit of each of the Shareholders other than such Pledging Finnish Shareholder, such that to the extent that such Secured Party sells any of the Bionx Implants Shares pledged to such Secured Party pursuant to this Section 10A, the Dutch Company shall be deemed to have acquired from the Pledging Finnish Shareholder, for no additional consideration, a number of the Finnish Shares pledged pursuant to this Section 10A equal to 19% of the Bionx Implants Shares sold by such Secured Party.

                      10A.2 Such pledge transaction shall not occur unless the Finnish Representative consents in writing to such loan transaction. No such consent shall be granted, and no such transaction shall be effected, in the event that (i) there is then outstanding any assessment made by the Dutch Company pursuant to Section 12 hereof which such Pledging Finnish Shareholder has not paid, (ii) counsel to the Dutch Company advises the Dutch Company that such Pledging Finnish Shareholder's utilization of this Section 10A procedure is prohibited by law or by the provisions of the Dutch Company's Articles of Association as amended from time to time, (iii) the Dutch Company is subject to an agreement prohibiting it from pledging any of its Bionx Implants Shares or restricting it from doing so in any material respect, (iv) U.S. counsel to the Company advises the Company that the transactions contemplated by this Section 10A will violate any applicable securities law, (v) U.S. counsel to the Company advises the Company that the documentation relating to the above-mentioned pledge transaction is not acceptable to either the Secured Party, such counsel to the Company or the Dutch Company's Netherlands counsel, (vi) the Dutch Company has not obtained all approvals required by law or (vii) such Pledging Finnish Shareholder has not agreed (in form and substance satisfactory to U.S. counsel to the Company) to reimburse the Company for all Professional Expenses incurred by the Dutch Company and/or the Company in connection with the consummation of such pledge transaction.

                      10A.3 Upon receipt of notification from the Finnish Representative that it has consented to a request from a Finnish Shareholder pursuant to this Section 10A and provided that such transaction is effected in accordance with Sections 10A.1 and 10A.2, the Dutch Company shall use its reasonable efforts to effect the pledge requested by the Pledging Finnish Shareholder in accordance with this Section 10A.

                      10A.4 It is understood that the Secured Party may cause the sale of some or all of the Bionx Implants Shares pledged to it pursuant to this Section 10A. In order to protect each of the Shareholders other than the Pledging Finnish Shareholder, in the event of such a sale, the Dutch Company shall be deemed to have acquired from such Pledging Finnish Shareholder (without any payment) a number of Finnish Shares pledged by such Pledging Finnish Shareholder equal to nineteen percent (19%) of the number of Bionx Implants Shares so sold.

                      10A.5 It is understood that pursuant to the terms of a pledge to a Secured Party, it may be necessary for the Dutch Company to increase the number of Bionx Implants Shares pledged to such Secured Party. Each Shareholder acknowledges the risk of such a required increase, which would likely occur with respect to pledged shares in the event of a material decline in the market price of Bionx Implants Shares. In the event that such an increase is required pursuant to the terms of such pledge, the number of Finnish Shares pledged by the Pledging Finnish Shareholder pursuant to this Section 10A shall be increased by a number of Finnish Shares equal to nineteen percent (19%) of the number of Bionx Implants Shares added to the pledge to the Secured Party.

                 10B. Other U.S. Extensions of Collateral. Subject to applicable provisions of the laws of the Netherlands and applicable provisions of the Articles of Association of the Dutch Company as amended from time to time, the following provisions shall apply in the event that any U.S. Shareholder notifies the Dutch Company and the Company in writing that such Shareholder desires to cause the Dutch Company to pledge, to a third party to whom such Shareholder is indebted (a "Secured Party"), a number of Bionx Implants Shares (the "U.S. Collateral Number") in an amount up to the number of Bionx Implants Shares held in such Shareholder's Shareholder Account, such pledge to be secured by a number of U.S. Shares equal to nineteen percent (19%) of the U.S. Collateral Number:

                      10B.1 A U.S. Shareholder desiring to cause the Dutch Company to make a pledge pursuant to this Section 10B (a "Pledging U.S. Shareholder") shall notify the U.S. Representative in writing of such Shareholder's intention to effect a transaction pursuant to which (a) the Dutch Company shall pledge a number of Bionx Implants Shares equal to the U.S. Collateral Number to the Secured Party designated by the Pledging U.S. Shareholder to secure an existing indebtedness of the Pledging U.S. Shareholder to such Secured Party, (b) the Dutch Company shall execute such documents reflecting such pledge as shall be acceptable to the Pledging U.S. Shareholder, such Secured Party and U.S. counsel to the Company and(c) the Pledging U.S. Shareholder shall pledge to the Dutch Company a number of U.S. Shares equal to nineteen percent (19%) of the U.S. Collateral Number and enter into an agreement, in form and substance satisfactory to the U.S. counsel to the Company and for the benefit of each of the Shareholders other than such Pledging U.S. Shareholder, such that to the extent that such Secured Party sells any of the Bionx Implants Shares pledged to such Secured Party pursuant to this Section 10B, the Dutch Company shall be deemed to have acquired from the Pledging U.S. Shareholder, for no additional consideration, a number of the U.S. Shares pledged pursuant to this Section 10B equal to 19% of the Bionx Implants Shares sold by such Secured Party.

                      10B.2 Such pledge transaction shall not occur unless the U.S. Representative consents in writing to such loan transaction. No such consent shall be granted, and no such transaction shall be effected, in the event that (i) there is then outstanding any assessment made by the Dutch Company pursuant to Section 12 hereof which such Pledging U.S. Shareholder has not paid, (ii) counsel to the Dutch Company advises the Dutch Company that such Pledging U.S. Shareholder's utilization of this Section 10B procedure is prohibited by law or by the provisions of the Dutch Company's Articles of Association as amended from time to time, (iii) the Dutch Company is subject to an agreement prohibiting it from pledging any of its

Bionx Implants Shares or restricting it from doing so in any material respect,
(iv) U.S. counsel to the Company advises the Company that the transactions contemplated by this Section 10B will violate any applicable securities law, (v) U.S. counsel to the Company advises the Company that the documentation relating to the above-mentioned pledge transaction is not acceptable to either the Secured Party, such counsel to the Company or the Dutch Company's Netherlands counsel. (vi) the Dutch Company has not obtained all approvals required by law or (vii) such U.S. Shareholder has not agreed (in form and substance satisfactory to U.S. counsel to the Company) to reimburse the Company for all Professional Expenses incurred by the Dutch Company and/or the Company in connection with the consummation of such pledge transaction.

                      10B.3 Upon receipt of notification from the U.S. Representative that it has consented to a request from a U.S. Shareholder pursuant to this Section 10B and provided that such transaction is effected in accordance with Sections 10B.1 and 10B.2, the Dutch Company shall use its reasonable efforts to effect the pledge requested by the Pledging U.S. Shareholder in accordance with this Section 10B.

                      10B.4 It is understood that the Secured Party may cause the sale of some or all of the Bionx Implants Shares pledged to it pursuant to this Section 10B. In order to protect each of the Shareholders other than the Pledging U.S. Shareholder, in the event of such a sale, the Dutch Company shall be deemed to have acquired from such Pledging U.S. Shareholder (without any payment) a number of U.S. Shares pledged by such Pledging U.S. Shareholder equal to nineteen percent (19%) of the number of Bionx Implants Shares so sold.

                      10B.5 It is understood that pursuant to the terms of a pledge to a Secured Party, it may be necessary for the Dutch Company to increase the number of Bionx Implants Shares pledged to such Secured Party. Each Shareholder acknowledges the risk of such a required increase, which would likely occur with respect to pledged shares in the event of a material decline in the market price of Bionx Implants Shares. In the event that such an increase is required pursuant to the terms of such pledge, the number of U.S. Shares pledged by the Pledging U.S. Shareholder pursuant to this Section 10B shall be increased by a number of U.S. Shares equal to nineteen percent (19%) of the number of Bionx Implants Shares added to the pledge to the Secured Party.

                 11. Dutch Company Transfers. The Dutch Company shall not transfer any of its Bionx Implants Shares unless either (a) such transfer is provided for in, and made in accordance with, any one of Sections 5 ,6, 7, 8, 9,
10. 10A or 10B hereof or (b) such transfer is consented to in writing by both the U.S. Representative and the Finnish Representative. No such consent shall be granted, and no such transaction shall be effected, in the event that (i) there is then outstanding any assessment made by the Dutch Company pursuant to Section 12 hereof which any Shareholder has not paid (unless any such Shareholder agrees, in form and substance satisfactory to the Dutch Company, to reduce the amount payable to such Shareholder pursuant to such transaction by the amount of all of such Shareholder's unpaid assessments), (ii) counsel to the Dutch Company advises the Dutch Company that such transfer is prohibited by law or by the provisions of the Dutch Company's Articles of Association as amended from time to time, (iii) the Dutch Company is subject to an agreement prohibiting it from transferring any of its Bionx

Implants Shares or restricting it from doing so in any material respect, (iv) counsel to the Company advises the Company that the proposed transaction will violate any applicable securities law, (v) at or prior to the execution of such grant, the Finnish Representative and the U.S. Representative do not execute an amendment to this Agreement satisfactory to both such representatives to give effect to such transaction or (vi) the Dutch Company has not obtained all approvals required by law.

                 12. Assessments. It is understood that the Dutch Company is a holding company that has no means of generating revenues other than through the sale of its Bionx Implants Shares. It is further understood that while the Dutch Company is not expected to have substantial expenses, it will have certain administrative expenses for which cash will be required in order to make payments. The parties hereto agree that in the event that the Dutch Company requires cash to meet expenses, the Shareholders will pay such expenses in accordance with the following provisions:

                      12.1 The Dutch Company shall prepare an annual budget setting forth anticipated expenses for the following fiscal year.

                      12.2 From time to time, the Dutch Company shall review actual experience against such budget and shall determine the amount of cash it is expected to require in order to meet its expenses. The Dutch Company shall then send a letter to each Shareholder assessing such Shareholder such Shareholder's Proportionate Share of the expected expenses.

                      12.3 No Shareholder shall be required to pay an assessment with respect to any period after such Shareholder ceases being a shareholder of the Dutch Company.

                      12.4 It shall be a condition to any transfer of U.S. Shares or Finnish Shares that the transferee executes an agreement, in form and substance satisfactory to the Dutch Company and U.S. counsel to the Company, pursuant to which such transferee agrees to be bound by the terms of this Agreement with respect to periods after such transferee becomes a shareholder of the Dutch Company.

                 13. Restriction on Pledges. Except as set forth in Sections 9, 10, 10A and 10B hereof, no Shareholder shall pledge or encumber any of his Finnish Shares or U.S. Shares without the approval of the Finnish Representative and the U.S. Representative.

                 14. Voting by Shareholders. The U.S. Shareholders, the Finnish Shareholders and the Dutch Company agree that with respect to any matter to be voted on by the shareholders of the Company, to the extent legally permissible, they will cause the Dutch Company to vote, in accordance with the instructions of each Shareholder, a number of Bionx Implants Shares equal to (a) the number of shares in such Shareholder's Account plus (b) the number of Bionx Implants Shares pledged pursuant to Section 9, 10, 10A or 10B hereof (or otherwise) at such Shareholder's request (provided that the voting rights applicable to such pledged shares are retained by the Dutch Company) (collectively, the shares referred to in clauses (a) and (b) of this Section 14 are hereinafter referred to as the "Controlled Voting Shares"). In the event that any Finnish

Shareholder fails to provide such instructions to the Dutch Company in writing within such time period as the Dutch Company shall reasonably define, the Dutch Company will (subject to the limitations set forth in the first sentence of this Section 14) vote such Finnish Shareholder's Controlled Voting Shares in accordance with the instructions of the Finnish Representative. In the event that any U.S. Shareholder fails to provide such instructions to the Dutch Company in writing within such time period as the Dutch Company shall reasonably define, the Dutch Company will (subject to the limitations set forth in the first sentence of this Section 14) vote such U.S. Shareholder's Controlled Voting Shares in accordance with the instructions of the U.S. Representative.

                 15. Indemnification. The Finnish Shareholders hereby jointly and severally agree to indemnify, defend and hold the U.S. Shareholders harmless with respect to any tax liability imposed under the tax laws of the United States or any State thereof as a result of any exchange, sale or pledge of Bionx Implants Shares effected by any Finnish Shareholder pursuant to Sections 5, 7, 9, 10A or 11 hereof or otherwise. The U.S. Shareholders hereby jointly and severally agree to indemnify, defend and hold the Finnish Shareholders harmless with respect to any tax liability imposed under the tax laws of Finland as a result of any exchange, sale or pledge of Bionx Implants Shares effected by any U.S. Shareholder pursuant to Sections 6, 8, 10, 10B or 11 hereof or otherwise.

                 16. Governing Law; Jurisdiction; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without application of the conflict of laws principles thereof. Any legal action, suit or other proceeding arising out of, or in any way connected with, the enforcement of any award described in Section 17 hereof may be brought in the courts of the State of New Jersey, or in the United States courts for the District of New Jersey. With respect to any such proceeding in any such court: (a) each party hereto generally and unconditionally submits itself and its property to the non-exclusive jurisdiction of such court; (b) each party hereto waives, to the fullest extent permitted by law, any objection it has or hereafter may have to the venue of such proceeding, as well as any claim it has or may have that such proceeding is in an inconvenient forum; and
(c) process may be served on any party hereto anywhere in the world, by regular mail, sent to such party's address as set forth in Exhibit O annexed to the Reorganization Agreement executed by the parties hereto in connection with the formation of the Dutch Company and the Company, or to such other address as shall be provided by a party to both the U.S. Representative and the Finnish Representative.


                 17. Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, shall be resolved by arbitration before a panel of three arbitrators (one of whom shall be selected by the U.S. Representative, one of whom shall be selected by the Finnish Representative and one of whom shall be selected by the other two arbitrators) in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall take place at a mutually acceptable location. The arbitration shall be conducted using the Expedited Procedures of the Commercial Arbitration Rules, regardless of the amount in dispute. The parties hereto shall bear their own attorneys' fees and costs in connection with any such arbitration, and shall share equally the arbitrators' compensation charges and the administrative fees of the American Arbitration Association. The award rendered by the arbitrators shall be final and binding upon the parties involved in such arbitration, and judgment upon the award may be entered in any court of competent jurisdiction.

                 18. Term. This Agreement shall terminate (i) upon the mutual written consent of the Finnish Representative and the U.S. Representative, (ii) upon the liquidation of the Dutch Company or (iii) at such time as the Dutch Company no longer owns any Bionx Implants Shares.

                 19. Headings. All headings in this Agreement are for convenience only and do not affect the meaning of any provision.

                 20. Successors or Assigns; No Third Party Rights. This Agreement is binding upon and inures to the benefit of the parties hereto and their permitted successors and assigns. This Agreement may not be assigned by any party hereto without the prior written consent of the U.S. Representative and the Finnish Representative. Notwithstanding the foregoing, in the event that any Dutch Shares pledged hereunder are sold by the Dutch Company upon a breach of the applicable loan documentation, it is understood that the Finnish Representative and the U.S. Representative will amend this Agreement to afford to the purchaser of such Dutch Shares the same rights that such purchaser would have enjoyed had such purchaser owned the Dutch Shares as of the date hereof. Nothing in this Agreement confers, or is intended to confer, expressly or by implication, any rights or remedies upon any person not a party hereto.

                 21. Complete Agreement; Modifications. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect to the subject matter hereof. This Agreement may not be amended or modified in any way, nor may noncompliance with its terms be waived, except pursuant to (i) a written instrument signed by the party to be charged or (ii) an amendment executed by the U.S. Representative (who is hereby granted the power and authority by the U.S. Shareholders to approve amendments hereof on behalf of each of the U.S. Shareholders) and the Finnish Representative (who is hereby granted the power and authority by the Finnish Shareholders to approve amendments hereof on behalf of each of the Finnish Shareholders). This Agreement shall be amended by the U.S. Representative and the Finnish Representative to effect any equitable adjustment necessitated by a stock dividend, stock split or like transaction involving the Bionx Implants Shares, the Finnish Shares or the U.S. Shares.

                 22. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 23. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original. All such counterparts together constitute but one and the same instrument.

                 24. Construction. It is understood that this Agreement is not intended to be construed against the party that drafted this Agreement merely by virtue of the fact that such party was responsible for the drafting hereof. It is further intended that the terms of this Agreement (specifically in Sections 9, 10, 10A and 10B hereof) that provide for the pledge of Finnish Shares or U.S. Shares to the Dutch Company and that provide for the reacquisition of such shares by the Dutch Company without any further payment upon the sale of Bionx Implants Shares by or on behalf of a Lender or Secured Party are intended for the benefit of each of the Shareholders other than the Shareholder requesting such pledge; each of the Shareholders consents to any such reacquisition in order to assure that the number of Finnish Shares or Dutch Company shares outstanding will be appropriately reduced whenever Bionx Implants Shares pledged pursuant to this Agreement are sold by or on behalf of a Lender or Secured Party.

                 25. Effective Time. The Prior Contract shall be deemed amended by this Agreement as of the Effective Time.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

BIONIX, B.V.


By:
   ---------------------------------
         David W. Anderson


-----------------------------
David W. Anderson


BERSHAD INVESTMENT GROUP, LP



By:
   ---------------------------------
   David J. Bershad, General Partner



BTAR ASSOCIATES, L.P.

By:  STRATEGIC CONCEPTS, INC.,
     general partner

     By:
        ---------------------------------
         Anthony J. Dimun, President


------------------------------
David H. MacCallum

TDW ASSOCIATES, L.P.

By:  TDW III, INC.,
     general partner


     By:
        ---------------------------------
         Terry D. Wall, President

------------------------------
Ole Bostman


------------------------------
E. Antero Makela


NAJ VET LTD.


By:
   ---------------------------------


NOVATOR


By:
   ---------------------------------



ORTHO SCI LTD.


By:
   ---------------------------------


-------------------------------
Esa Partio


-------------------------------
Timo Pohjonen


-------------------------------
Pentti Rokkanen


-------------------------------
Matti Suuronen

-------------------------------
Riita Suuronen


-------------------------------
Marrku Tamminmaki


-------------------------------
Matti Tormala


-------------------------------
Perrti Tormala


-------------------------------
Seppo Vainionpaa


-------------------------------
Pertti Viitanen


--------------------------------
Auvo Antero Juhani Kaikkonen